UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2019 (September 18, 2019)
Grizzly Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-55826	80-0411494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (832) 327-2255
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 23, 2019, Grizzly Energy, LLC (the “Company”), announced R. Scott Sloan’s resignation as President and Chief Executive Officer of the Company, effective September 30, 2019. The Company’s Board of Directors has appointed Jonathan C. Curth to serve as Interim President and Chief Executive Officer of the Company, effective September 30, 2019. A copy of the Company’s press release announcing such matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Mr. Curth, 37, has served as General Counsel, Compliance Officer, Corporate Secretary and Vice President of Land since December 2017. Prior to joining the Company, Mr. Curth was Assistant General Counsel at Newfield Exploration Company (now Encana Corporation) where he managed upstream and midstream transactions and litigation and supported numerous departments, including Land, Land Administration, Marketing, Records and Information Management and Governmental Affairs. Prior to Newfield, Mr. Curth concentrated on domestic and international oil and gas transactions and operational matters at Baker & McKenzie LLP in Houston, Texas. Mr. Curth received his B.A. from Baylor University and J.D. from The University of Texas School of Law at Austin. Mr. Curth is licensed in the State of Texas and the State of Oklahoma. Mr. Curth is Board Certified in Oil, Gas and Mineral Law by the Texas Board of Legal Specialization.
In connection with his separation from employment with the Company, Mr. Sloan and the Company entered into a separation and advisory services agreement (the “Separation and Advisory Services Agreement”), pursuant to which Mr. Sloan will receive the severance payments and benefits set forth in his employment agreement in addition to a $10,000 retainer in respect of the transitional advisory services.
The summary of the Separation and Advisory Services Agreement set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Advisory Services Agreement, which is filed as Exhibit 10.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	Separation and Advisory Services Agreement, dated September 18, 2019, by and between R. Scott Sloan and Grizzly Energy, LLC.
Exhibit 99.1	Press Release dated September 23, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIZZLY ENERGY, LLC

Dated: September 23, 2019	By:	/s/ Ryan Midgett
		Name:	Ryan Midgett
		Title:	Chief Financial Officer